Exhibit 99.2

EXECUTION COPY

SEPARATION AGREEMENT AND GENERAL RELEASE

This Separation Agreement and General Release (the “Release”) is by and between Leon Kopyt (“Executive”) and RCM Technologies, Inc. (the “Company”) and shall be effective as of the date on which Executive executes and does not revoke this Release as set forth below.

WHEREAS, Executive serves as President and Chief Executive Officer of the Company;

WHEREAS, Executive and the Company previously entered into (i) the Amended and Restated Employment Agreement, dated as of November 30, 1996, as amended by Amendment No. 1 thereto, dated as of December 12, 2007, (the “Employment Agreement”); (ii) the Second Amended and Restated Termination Benefits Agreement, dated as of March 18, 1997, as amended by Amendment No. 1 thereto, dated as of December 12, 2007, (the “Termination Benefits Agreement”); and (iii) the Severance Agreement, dated as of June 10, 2002, as amended by Amendment No. 1 thereto, dated as of December 12, 2007, (the “Severance Agreement” and, collectively with the Employment Agreement and the Termination Benefits Agreement, the “Agreements”), which collectively set forth the terms and conditions of Executive’s employment with the Company and provide certain severance benefits to Executive, depending on the reason and the timing of his termination of employment with the Company;

WHEREAS, Executive desires to retire as the Company’s President and Chief Executive Officer, and from all other officer and employment positions with the Company, effective as of February 28, 2014 (the “Retirement Date”), and the Company has accepted Executive’s retirement and agrees that Executive’s last day of employment with the Company is the Retirement Date;

WHEREAS, as a result of Executive’s retirement, Executive is entitled to certain payments and benefits under Section 2 of the Severance Agreement; and

WHEREAS, Executive and the Company have mutually agreed that the only amounts payable to Executive as severance pursuant to his retirement are those amounts set forth in this Release.

NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

1.                                      Severance Payment.  The Company shall provide Executive with the following, provided that, for the purposes of subsections (a) and (b) below, (i) Executive executes and does not revoke this Release and (ii) Executive executes and does not revoke the additional Separation Agreement and General Release (the “Second Release”), as set forth on the attached Exhibit A, within the time period set forth in the Second Release following Executive’s Retirement Date:

a.              Cash Severance Benefit.  A cash severance benefit equal to $2,568,932, less applicable deductions and withholdings, (the “Severance Payment”), which Severance Payment is the amount that the Company and Executive have mutually agreed is payable to Executive pursuant to Subsections 2.b, 2.d. and 2.e of the Severance Agreement.  The Severance Payment shall be paid to Executive in a single lump sum within five (5) days following the end of the six (6) month period from Executive’s Retirement Date (i.e., August 28, 2014).  Notwithstanding the immediately preceding sentence, if Executive dies during the initial six (6) month period, Executive’s estate will receive the Severance Payment, within five (5) days of Executive’s death.

b.              Rabbi Trust.  Within five (5) days following the Retirement Date, the Company shall establish an irrevocable rabbi trust based on the Internal Revenue Service model rabbi trust as provided in Revenue Procedure 92-64 and contribute to such rabbi trust an amount sufficient to cover the Severance Payment, plus an additional amount to cover interest that is to be paid on such amount for the period between the Retirement Date and the payment date, calculated using an annual rate equal to the prime rate listed in The Wall Street Journal as of the Retirement Date.  The interest referenced in the immediately preceding sentence shall be paid to Executive at the same time that the corresponding amount held in the rabbi trust is paid to Executive.

c.               Accrued Benefits.  In addition to the foregoing, Executive shall receive any other amounts earned, accrued or owing but not yet paid to Executive prior to his Retirement Date (e.g., accrued salary, bonus and reimbursement for reasonable out-of-pocket business expenses properly incurred, but not yet reimbursed by the Company), and any other vested benefits in accordance with the terms of any applicable plans and programs of the Company.  The amounts payable to Executive pursuant to this subsection shall be paid to Executive within thirty (30) days of his Retirement Date or such later date as provided in the applicable plans and programs.

2.                                      Release of Claims by Executive.  In exchange for, and in consideration of, the payments provided by the Company as set forth in Section 1 of this Release and other good and valuable consideration set forth herein, Executive hereby releases the Company, its shareholders, directors, officers, employees, agents, benefit plans, attorneys, affiliates, parents, subsidiaries, predecessors, successors, assigns, and all persons acting by, through, under or in concert with any of them (but with respect to any entity, individual, agent, attorney or their affiliates, including any one acting by, through, under or in concert with any of them, only in its or his official capacity relating to the Company and not in its or his individual capacity unrelated to the Company) (collectively, “Released Parties”), from any and all rights and claims, known or unknown, that he may have now or in the future may arise based on, arising out of or relating to his employment with the Company or the termination thereof for any and all reasons.  Said release includes but is not limited to, any rights or claims which Executive may have against any of the Released Parties based upon Title VII of the Civil Rights Act, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Equal Pay

Act, the Employee Retirement Income Security Act (save for claims for vested pension benefits which are expressly exempted from this release of claims), the New Jersey Law Against Discrimination, the New Jersey Conscientious Employee Protection Act, the Pennsylvania Human Relations Act, and any other federal, state or local law or regulation which prohibits employment discrimination or which otherwise regulates employment terms and conditions.  Executive also releases each of the Released Parties from any claim for wrongful discharge, unfair treatment, breach of public policy, breach of express or implied contract, breach of covenant of good faith and fair dealing, intentional or negligent infliction of emotional distress, negligence, misrepresentation, fraud, detrimental reliance, promissory estoppel, defamation, invasion of privacy, sexual harassment, breach of laws governing safety in the workplace, or any other claims arising under common law that relate in any way to Executive’s employment or the termination thereof.  This release of claims covers claims that Executive knows about and those that he may not know about up through the date on which Executive countersigns this Release.  Notwithstanding the foregoing, Executive is not releasing any claims hereunder with respect to (a) Executive’s right to be indemnified and/or advanced or reimbursed expenses pursuant to any corporate document of the Company, applicable law, or Executive’s right to be covered under any applicable directors’ and officers’ liability insurance policies, (b) any rights that Executive has with respect to the severance payment set forth in Section 1 of this Release that is payable to Executive after the date of the Second Release, (c) any rights that Executive has to vested equity awards as of his Retirement Date and any rights Executive has under any benefit plans (other than severance) of the Company under which Executive has a vested benefit as of his Retirement Date and for which amounts are payable after the Retirement Date, (d) any rights as a shareholder of the Company, (e) any rights to receive a gross-up payment as provided in Section 4 of the Severance Agreement, (f) any rights for reimbursement or payment of legal fees pursuant to Section 15 of the Employment Agreement, Section 10 of the Severance Agreement, and Section 9 of this Release (and the foregoing Section 15 of the Employment Agreement, Section 10 of the Severance Agreement and Section 9 of this Release shall remain in full force and effect), or (g) any rights which arise after the date on which Executive countersigns this Release with respect to matters that occurred after such date.

3.                                      Release of Claims by the Company.  In full and complete settlement of any claims that the Company may have against Executive, other than the fulfillment of Executive’s obligations hereunder and his non-competition and non-solicitation obligations under Section 9(b) of the Employment Agreement and his obligation not to disclose certain information described in Section 9(a) of the Employment Agreement, and for and in consideration of the undertakings of Executive described herein, the Company does hereby REMISE, RELEASE, AND FOREVER DISCHARGE Executive and his heirs, executors and administrators (for the purpose of this Section 3 all included within the term “Executive”), of and from any and all manner of actions and causes of actions, suits, debts, claims and demands whatsoever in law or in equity, which the Company ever had, now has, or hereafter may have, by reason of any matter, cause or thing based on, arising out of or relating to Executive’s employment by the Company from the beginning of Executive’s employment with the Company to the date of this Release; and particularly, but without limitation of the foregoing general terms, any claims arising from or relating in any way to actions taken by Executive during the time of his employment relationship and the termination of that employment relationship with the Company.

4.                                      Maintenance of Indemnification, Exculpation and Advancement of Legal Fees Provisions in the Articles of Incorporation and Bylaws of the Company.  Notwithstanding anything herein to the contrary, the Company shall not modify, amend or terminate any provision in the Company’s Articles of Incorporation or Bylaws, as currently in effect, to reduce or eliminate any provisions for indemnification, exculpation or advancement of legal expenses that cover or inure to the benefit of Executive in his capacity as a current or former officer, employee, director and/or agent of the Company and/or the subsidiaries of the Company.

5.                                      No Litigation of Claims.  Executive acknowledges that he has not caused or permitted any charge, complaint, lawsuit or any other action or proceeding whatsoever to be filed against the Company or any of the other Released Parties in connection with his employment or the separation of that employment to date.  However, nothing in this Release is intended to interfere with Executive’s right to file a charge of discrimination with the Equal Employment Opportunity Commission (the “EEOC”) or other state or local human rights agency responsible for investigating unlawful discrimination in the workplace in connection with any claim he reasonably believes he may have against the Company, or from participating in any investigation being conducted by such agencies.  However, by executing this Release, Executive hereby waives the right to recover in any proceeding Executive may bring before the EEOC or any state or local human rights agency or in any proceeding brought by such agencies or any other third parties on Executive’s behalf.  He further agrees he may not file or be a party to any lawsuit asserting claims or causes of action waived and released by him pursuant to this Release.

6.                                      Non-Disclosure/Non-Competition.  The non-disclosure/non-competition/non-solicitation restrictions contained in Section 9 of the Employment Agreement are incorporated by reference as if set forth herein at length.

7.                                      No Right to Re-employment.  Executive hereby agrees and recognizes that his employment relationship with the Company or its affiliates is being permanently and irrevocably severed and that the Company has no obligation, contractual or otherwise, to rehire, re-employ, recall or to hire him in the future, or return him to active status.

8.                                      Tax Withholdings.  All amounts payable pursuant to this Release are subject to applicable tax withholdings.  In addition, Executive is solely responsible for all taxes that may result from his receipt of the amounts payable to him under this Release, and neither the Company nor any of its affiliates makes or has made any representation, warranty or guarantee of any federal, state or local tax consequences to Executive of his receipt of any payment or benefit hereunder, including, but not limited to, under section 409A of the Internal Revenue Code of 1986, as amended.

9.                                      Attorney Consultation Advised/Payment of Attorney’s Fees in Connection with Review.  The Company hereby advises Executive to consult with any attorney of his choosing prior to signing this Release and the Second Release.  By signing below, Executive acknowledges and agrees that he has been encouraged to do so by the Company and that it is entirely his decision whether or not to consult with counsel.  Without limiting the generality of clause (f) of the last sentence of Section 2 of this Release, the Company will pay for the reasonable attorney’s fees incurred by Executive in connection with Executive’s consultation with an attorney prior to signing this Release and the Second Release.

10.                               Review Period.  Executive shall have a period of not less than twenty-one (21) calendar days from the effective date of his termination to consider this Release before signing and returning it to the Company.  It is exclusively Executive’s decision whether to use all or part of this 21-day period.  To the extent Executive elects to execute this Release sooner than the conclusion of the 21-day period, Executive acknowledges and agrees that it has been exclusively his decision as to when to sign and return this Release to the Company.  Upon execution, this Release should be returned to the Chief Financial Officer of the Company.

11.                               Revocation Period.  Executive shall have a period of seven (7) calendar days after signing this Release and returning it to the Company in which he may revoke this Release should he change his mind.  In order for this revocation to be effective, it must be by written notice provided to the Chief Financial Officer of the Company and received by the Chief Financial Officer of the Company no later than the close of business on the seventh (7th) day after Executive signs and returns the Release to the Company.

12.                               Effective Date/Payments.  This Release shall not become effective until the eighth (8th) day after Executive’s execution of this Release.  No payment under Section 1(a) of this Release shall be made if Executive does not execute this Release or the Second Release within the time periods set forth in such releases or revokes this Release or the Second Release.

13.                               No Admission of Liability.  By entering into this Release, the Company does not admit and expressly denies that it has violated any contract, rule, law or regulation, including, but not limited to, any federal, state or local law or regulation relating to employment, employment discrimination or retaliation.

14.                               Enforceability of Release.  Executive and the Company acknowledge that this Release is contractual and not a mere recital.  Executive agrees that this Release shall be given full force and effect and that it shall be binding upon Executive’s heirs, executors, successors, administrators and assigns.  The Company agrees that this Release shall be given full force and effect and that it shall be binding upon its successors and assigns.  The invalidity or unenforceability of any provision of this Release, whether in whole or in part, shall not in any way affect the validity or enforceability of any other provision contained herein.

15.                               Applicable Law. This Release shall be construed and enforced under and in accordance with the laws of the Commonwealth of Pennsylvania.

Executive represents and certifies that he has carefully read and fully understands all of the provisions of this Release and that he is signing this Release voluntarily, of his own free will and without duress; and that the Company, its agents, representatives or attorneys have made no representations concerning the terms or effects of this Release other than contained herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS THEREOF, the Executive has duly executed this Release on this 22nd day of January, 2014.

/s/ Leon Kopyt	January 22, 2014
Leon Kopyt	Date

For RCM Technologies, Inc.

/s/ Kevin Miller	January 22, 2014
Kevin Miller, CFO	Date

WAIVER OF 21 DAY PERIOD

I, Leon Kopyt, hereby acknowledge that I have been notified and am fully aware of my right to consider for a period of twenty-one (21) days my decision to enter into the foregoing Release, and that, having had a sufficient opportunity to review the Release and consult with counsel of my choice, I freely and voluntarily enter into this Release prior to the end of such period.

/s/ Leon Kopyt	January 22, 2014
Leon Kopyt	Date

EXHIBIT A

SEPARATION AGREEMENT AND GENERAL RELEASE

In further consideration of the severance benefits to be provided to Leon Kopyt (“Executive”) pursuant to the Separation Agreement and General Release, dated as of January 22, 2014, between Executive and RCM Technologies, Inc. (the “First Release”) in contemplation of Executive’s retirement from the Company (for purposes of this Second Release, the term “Company” refers to RCM Technologies, Inc.), effective as of February 28, 2014 (the “Retirement Date”), Executive (on Executive’s own behalf and on behalf of Employee’s heirs, administrators, executors, and assigns) hereby executes this Separation Agreement and General Release (the “Second Release”) as follows:

1.                                      Release of Claims by Executive.  In exchange for, and in consideration of, the payments provided by the Company as set forth in Section 1 of the First Release and other good and valuable consideration set forth therein, Executive hereby releases the Company, its shareholders, directors, officers, employees, agents, benefit plans, attorneys, affiliates, parents, subsidiaries, predecessors, successors, assigns, and all persons acting by, through, under or in concert with any of them (but with respect to any entity, individual, agent, attorney or their affiliates, including any one acting by, through, under or in concert with any of them, only in its or his official capacity relating to the Company and not in its or his individual capacity unrelated to the Company) (collectively, “Released Parties”), from any and all rights and claims, known or unknown, that he may have now or in the future may arise based on, arising out of or relating to his employment with the Company or the termination thereof for any and all reasons.  Said release includes but is not limited to, any rights or claims which Executive may have against any of the Released Parties based upon Title VII of the Civil Rights Act, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Equal Pay Act, the Employee Retirement Income Security Act (save for claims for vested pension benefits which are expressly exempted from this release of claims), the New Jersey Law Against Discrimination, the New Jersey Conscientious Employee Protection Act, the Pennsylvania Human Relations Act, and any other federal, state or local law or regulation which prohibits employment discrimination or which otherwise regulates employment terms and conditions.  Executive also releases each of the Released Parties from any claim for wrongful discharge, unfair treatment, breach of public policy, breach of express or implied contract, breach of covenant of good faith and fair dealing, intentional or negligent infliction of emotional distress, negligence, misrepresentation, fraud, detrimental reliance, promissory estoppel, defamation, invasion of privacy, sexual harassment, breach of laws governing safety in the workplace, or any other claims arising under common law that relate in any way to Executive’s employment or the termination thereof.  This release of claims covers claims that Executive knows about and those that he may not know about up through the date on which Executive countersigns this Second Release.  Notwithstanding the foregoing, Executive is not releasing any claims hereunder with respect to (a) Executive’s right to be indemnified and/or advanced or reimbursed expenses pursuant to any corporate document of the Company, applicable law, or Executive’s right to be covered under any applicable directors’ and officers’ liability insurance policies, (b) any rights that Executive has with respect to the severance payment set forth in Section 1 of the First Release that is payable to Executive after the date of this Second Release, (c) any rights that Executive has to vested equity awards as of his Retirement Date and any rights Executive has under any benefit plans (other than severance) of the Company under which Executive has a vested benefit as of his Retirement Date and for which amounts are payable after the Retirement Date, (d) any rights as a shareholder of the Company, (e) any rights to receive a gross-up payment as provided in Section 4 of the Severance Agreement, (f) any rights for reimbursement or payment of legal fees pursuant to Section 15 of the Employment Agreement, Section 10 of the Severance Agreement, and Section 9 of the First Release (and the foregoing Section 15 of the Employment Agreement, Section 10 of the Severance Agreement and Section 9 of the First Release shall remain in full force and effect), or (g) any rights which arise after the date on which Executive countersigns this Second Release with respect to matters that occurred after such date.

2.                                      Release of Claims by the Company.  In full and complete settlement of any claims that the Company may have against Executive, other than the fulfillment of Executive’s obligations hereunder and his non-competition and non-solicitation obligations under Section 9(b) of the Employment Agreement and his obligation not to disclose certain information described in Section 9(a) of the Employment Agreement, and for and in consideration of the undertakings of Executive described herein, the Company does hereby REMISE, RELEASE, AND FOREVER DISCHARGE Executive and his heirs, executors and administrators (for the purpose of this Section 2 all included within the term “Executive”), of and from any and all manner of actions and causes of actions, suits, debts, claims and demands whatsoever in law or in equity, which the Company ever had, now has, or hereafter may have, by reason of any matter, cause or thing based on, arising out of or relating to Executive’s employment by the Company from the beginning of Executive’s employment with the Company to the date of this Second Release; and particularly, but without limitation of the foregoing general terms, any claims arising from or relating in any way to actions taken by Executive during the time of his employment relationship and the termination of that employment relationship with the Company.

3.                                      No Litigation of Claims.  Executive acknowledges that he has not caused or permitted any charge, complaint, lawsuit or any other action or proceeding whatsoever to be filed against the Company or any of the other Released Parties in connection with his employment or the separation of that employment to date.  However, nothing in the First Release or Second Release is intended to interfere with Executive’s right to file a charge of discrimination with the Equal Employment Opportunity Commission (the “EEOC”) or other state or local human rights agency responsible for investigating unlawful discrimination in the workplace in connection with any claim he reasonably believes he may have against the Company, or from participating in any investigation being conducted by such agencies.  However, by executing this Second Release, Executive hereby waives the right to recover in any proceeding Executive may bring before the EEOC or any state or local human rights agency or in any proceeding brought by such agencies or any other third parties on Executive’s behalf.  He further agrees he may not file or be a party to any lawsuit asserting claims or causes of action waived and released by him pursuant to this Second Release.

4.                                      Attorney Consultation Advised.  The Company hereby advises Executive to consult with any attorney of his choosing prior to signing this Second Release.  By signing below, Executive acknowledges and agrees that he has been encouraged to do so by the Company and that it is entirely his decision whether or not to consult with counsel.

5.                                      Review Period.  Executive shall have a period of not less than twenty-one (21) calendar days from the effective date of his termination to consider this Second Release before signing and returning it to the Company.  It is exclusively Executive’s decision whether to use all or part of this 21-day period.  To the extent Executive elects to execute this Second Release sooner than the conclusion of the 21-day period, Executive acknowledges and agrees that it has been exclusively his decision as to when to sign and return this Second Release to the Company.  Upon execution, this Second Release should be returned to the Chief Financial Officer of the Company.

6.                                      Revocation Period.  Executive shall have a period of seven (7) calendar days after signing this Second Release and returning it to the Company in which he may revoke this Second Release should he change his mind.  In order for this revocation to be effective, it must be by written notice provided to the Chief Financial Officer of the Company and received by the Chief Financial Officer of the Company no later than the close of business on the seventh (7th) day after Executive signs and returns the Second Release to the Company.

7.                                      Effective Date/Payments.  This Second Release shall not become effective until the eighth (8th) day after Executive’s execution of this Second Release.  No payments under Section 1(a) of the First Release shall be made if Executive does not execute this Second Release or revokes this Second Release.

8.                                      Incorporation from First Release.  Executive acknowledges and agrees that the provisions of the First Release which are not covered by this Second Release are specifically hereby incorporated herein.

Executive represents and certifies that he has carefully read and fully understands all of the provisions of this Second Release and that he is signing this Second Release voluntarily, of his own free will and without duress; and that the Company, its agents, representatives or attorneys have made no representations concerning the terms or effects of this Second Release other than contained herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS THEREOF, the Executive has duly executed this Second Release on this        day of               , 2014.

Leon Kopyt	Date

For RCM Technologies, Inc.

Date

WAIVER OF 21 DAY PERIOD

I, Leon Kopyt, hereby acknowledge that I have been notified and am fully aware of my right to consider for a period of twenty-one (21) days my decision to enter into the foregoing Second Release, and that, having had a sufficient opportunity to review the Second Release and consult with counsel of my choice, I freely and voluntarily enter into this Second Release prior to the end of such period.

Leon Kopyt	Date